EXECUTION COPY

AMENDMENT NO. 4 TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 4 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of October 22, 2009, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the "SPV"), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the "Originator"), and as servicer (in such capacity, the "Servicer"), the "Conduit Investors" from time to time party hereto, the "Committed Investors" from time to time party hereto, the "Managing Agents" from time to time party hereto, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMorgan Chase"), as the Administrative Agent for the Investors and as a Managing Agent, VICTORY FUNDING CORPORATION, a Delaware corporation ("Victory") and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, a bank organized under the laws of Japan ("BTMU").  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Originator, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Transfer and Administration Agreement");

WHEREAS, the parties to the Transfer and Administration Agreement hereto have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1.     Amendments to the Transfer and Administration Agreement.  Effective as of the Effective Date and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:

                        1.1.     Section 1.1 of the Transfer and Administration Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

                    "Debt Rating" means, with respect to any Obligor at any time, the senior unsecured debt rating assigned by S&P or Moody's for such Obligor, in each case without giving effect to any third party credit enhancement.

                                "Drummond Receivable" means any Receivable the Obligor of which is Drummond Company, Inc. or an Affiliate thereof.

                    "Independent Director" means a member of the board of directors of SPV who (i) shall not have been at the time of such Person's appointment or at any time during the preceding five (5) years, and shall not be as long as such Person is a director of the SPV, (A) a director, officer, employee, partner, shareholder, member, manager or Affiliate of any of the following Persons (collectively, the "Independent Parties"): NSC, the Originator, Servicer, or any of their respective Subsidiaries or Affiliates, (B) a supplier to any of the Independent Parties, (C) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

                    "Ratings Event" means, with respect to an Obligor, any of the following events shall have occurred: (i) such Obligor ceases to have a Debt Rating from either S&P or Moody's, (ii) the Debt Rating of such Obligor is lower than "Baa3" by Moody's or (iii) the Debt Rating of such Obligor is lower than "BBB-" by S&P.

                    "Special Concentration Limit" has the meaning assigned to that term in the definition of "Concentration Limit."

                    1.2.     The definition of "Base Rate" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                                "Base Rate" means, for any given day, a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate for such day, plus 1.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by a Managing Agent as its "prime rate" and (c) the LIBO Rate for such day, plus 1.00%.  Any change in the prime rate shall be effective from and including the effective date of such change in the prime rate as specified in the public announcement of such change.

                    1.3.     The definition of "Commitment Termination Date" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                    "Commitment Termination Date" means October 21, 2010, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).

                    1.4.     The definition of "Concentration Limit" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                    "Concentration Limit" means, for any Obligor of any Receivable, at any time, (a) 3.25% of the aggregate Unpaid Balances of all Eligible Receivables at such time or (b) such other higher percentages (each, a "Special Concentration Limit") for such Obligors as are set forth on Schedule IV or such other Obligors and percentages as may otherwise be consented to by all of the Managing Agents in writing from time to time, provided, however, that immediately upon the occurrence of a Rating Event with respect to an Obligor, the Special Concentration Limit for such Obligor shall automatically, without any further action required on the part of any Person, cease to apply to the Receivables of such Obligor.

                    1.5.     The definition of "Delinquency Ratio" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                                "Delinquency Ratio" means, for any calendar month, the ratio (expressed as a percentage), computed as of the last day of such calendar month by dividing (a) the sum of (i) the aggregate initial Unpaid Balance of all Receivables (other than Drummond Receivables) as to which, as of such day, any payment, or any part thereof, remained unpaid 60 days or more from the original Invoice Date thereof, and (ii) all Unpaid Balances of the Receivables (other than Drummond Receivables) in Account No. 706-509 as of such day, and (iii) the aggregate initial Unpaid Balance of all Receivables (other than Drummond Receivables) that, as of such day, have been written off or identified by the SPV, the Originator or the Servicer as uncollectible, by (b) all Unpaid Balances of the Receivables (other than Drummond Receivables) in Account Nos. 706-509, 706-111 and 705-Total as of such day.

                    1.6.     Clause (e) of the definition of "Eligible Receivable" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                    "(e)      which is a Drummond Receivable or as to which the Administrative Agent has not notified the SPV that either such Receivable or any class of Receivables of which such Receivable is a part is not acceptable for purchase hereunder;"

                    1.7.     The definition of "Facility Limit" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                                "Facility Limit" means, at any time, the lesser of (i) $350,000,000 and (ii) the aggregate Commitments then in effect.

                    1.8.     Section 4.1(w)(xvi) of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                    "(xvi)   the SPV maintains at least a three-person board of directors, including at least one Independent Director who is reasonably acceptable to the Investors and the Administrative Agent."

                    1.9.     Section 6.1(a) of the Transfer and Administration Agreement is hereby amended adding the following new clause (xiii) at the end thereof:

                               "(xiii)     Appointment of Independent Director.   Not less than ten (10) days prior to the effective date of appointment, written notice of its decision to appoint a new director of the SPV as the "Independent Director" for purposes of this Agreement, which shall certify that the designated Person satisfies the criteria set forth in the definition herein of "Independent Director."

                    1.10.     Section 8.1(j)(i) of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

                    "(i)       the failure of the Originator to own, free and clear of any Adverse Claim and on a fully diluted basis, 100% of the outstanding shares of voting stock of the SPV, or"

                    1.11.     Section 8.1 of the Transfer and Administration Agreement is hereby amended by (i) deleting from clause (m) the phrase "or" immediately following the ";", (ii) adding in clause (n) the phrase "or" immediate following the ";" and (iii) adding the following new clause (o) at the end thereof:

                                (o)     any Person shall be appointed as an Independent Director of the SPV without prior notice thereof having been given to the Administrative Agent in accordance with Section 6.1(a)(xiii) or without the written acknowledgement by the Administrative Agent that such Person conforms, to the satisfaction of the Agent, with the criteria set forth in the definition herein of "Independent Director," which acknowledgement shall not be unreasonably withheld, delayed or conditioned;

                    1.12.     Schedule II of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.

                    1.13.     Schedule II attached hereto is hereby added to the Transfer and Administration Agreement as the new Schedule IV.

       Section 2.     Conditions Precedent.  This Amendment shall become effective as of the date hereof (the "Effective Date") upon:

                    2.1.     the receipt by the Administrative Agent of (i) this Amendment and the Second Amended and Restated Fee Letter, dated as of the Effective Date, duly executed by the parties hereto; (ii) copies of a letter dated as of the Effective Date between NSC and the Originator (the "Contribution Letter") duly executed by the parties thereto, evidencing the capital contribution by NSC to the Originator of all of NSC's right, title and interest in and to the issued and outstanding capital stock of the SPV (such capital contribution, the "Contribution"); (iii) an approval and delegation letter executed by Charles W. Moorman of NSC approving and delegating authority to consummate the Contribution; and (iv) a bring-down letter of Skadden, Arps, Slate, Meagher & Flom LLP dated as of the Effective Date and addressed to the Administrative Agent, the Managing Agents and the Investors with respect to its legal opinions issued on the Closing Date concerning true sale and substantive consolidation matters, confirming that the consummation of the Contribution does not alter its opinions expressed therein;

                    2.2.     the receipt by each of JPMorgan Chase and Bank of America, N.A. from NSC or the SPV by wire transfer of immediately available funds to such accounts as may be specified in writing by JPMorgan Chase and Bank of America, N.A. of a one-time nonrefundable renewal fee in an amount equal to the product of 0.05% and its Commitment hereunder; and

                    2.3.     the receipt by BTMU of (i) reliance letters, in form and substance reasonably acceptable to BTMU, with respect to the legal opinions rendered by (x) Skadden, Arps, Slate, Meagher & Flom LLP on the Closing Date as to security interest, true sale, substantive consolidation and enforceability matters and (y) Hunton & Williams LLP on the Closing Date as to perfection matters in the State of Virginia and (ii) the upfront fee required to be paid by NSC or the SPV pursuant to that certain fee letter of even date herewith among BTMU, NSC and the SPV.

        Section 3.     Assignment and Assumption.

                    3.1.     Effective as of the Effective Date, each of Chariot Funding LLC ("Chariot") and YC SUSI  Trust ("YC SUSI Trust", and together with Chariot, the "Conduit Assignors" and each of them individually a "Conduit Assignor") hereby sell and assign to Victory (the "Conduit Assignee"), without recourse and without representation and warranty, and the Conduit Assignee hereby purchases and assumes from each Conduit Assignor, a 14.28571% interest in and to all of such Conduit Assignor's respective rights and obligations under the Agreement and the other Transaction Documents.   In consideration of the payment of $14,285,714.29 to each Conduit Assignor, being 14.28571% of the existing Net Investment, receipt of which payment is hereby acknowledged, each Conduit Assignor hereby assigns to the Conduit Assignee, and the Conduit Assignee hereby purchases from each Conduit Assignor, a 14.28571% interest in and to all of such Conduit Assignor's right, title and interest in and to the Net Investment.

                    3.2.     Effective as of the Effective Date, both of JPMorgan Chase, in its capacity as a Committed Investor and Bank of America, N.A., in its capacity as Committed Investor (each of them in such capacity, a "Committed Assignor" and both of them collectively in such capacities, the "Committed Assignors") hereby sell and assign to BTMU (the "Committed Assignee"), without recourse and without representation and warranty, and the Committed Assignee hereby purchases and assumes from each Committed Assignor, a 14.28571% interest in and to all of such Committed Assignor's respective rights and obligations under the Agreement and the other Transaction Documents. Such interest expressed as a percentage of the sum of all rights and obligations of the Committed Assignors, shall be equal to the percentage equivalent of a fraction the numerator of which is $100,000,000 and the denominator of which is the Facility Limit. After giving effect to such sale and assignment, the Committed Assignee's Commitment will be $100,000,000.

                    3.3.     Each of the Conduit Assignors and the Committed Assignors (collectively, the "Assignors") (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Adverse Claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the SPV, the Servicer, NSC or the Originator or the performance or observance by any of the SPV, the Servicer, NSC or the Originator of any of its obligations under the Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

                    3.4.     Each of the Conduit Assignee and Committed Assignee (collectively, the "Assignees") (i) confirms that it has received a copy of the Agreement and the First Tier Agreement together with copies of the financial statements referred to in Section 6.1(a) of the Agreement, to the extent delivered through the date hereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates, the Assignors or any other Committed Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Transaction Document; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Conduit Investor or Committed Investor, as applicable; and (v) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof.

                    3.5.     Effective as of the Effective Date, (i) the Conduit Assignee shall be a party to the Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Conduit Investor thereunder, (ii) the Committed Assignee shall be a party to the Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Committed Investor thereunder, (iii) the Assignors shall, to the extent provided in this Assignment, relinquish their respective rights and be released from its obligations under the Agreement, and (iv) there shall be a new Investor Group consisting of the Conduit Assignee as the Conduit Investor, the Committed Assignee as the Committed Investor and BTMU as Managing Agent.  The Conduit Assignee and Committed Assignee appoints and authorizes BTMU to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

                    3.6.     From and after the Effective Date, the Administrative Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments in respect of such interest in Net Investment, Yield and fees) to the Assignees. The Assignors and Assignees shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

                    3.7.     The Committed Assignee shall not be required to fund hereunder an aggregate amount at any time outstanding in excess of $100,000,000, minus the aggregate outstanding amount of any interest funded by the Committed Assignee in its capacity as a participant under the Liquidity Agreement.

        Section 4.     Representations and Warranties.

                    4.1.     Each of the SPV and the Originator hereby represents and warrants that:

                                (a)     This Amendment, the Transfer and Administration Agreement and the Sale Agreement, as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

                                (b)     Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true and correct in all material respects as of the date hereof.

                                (c)     The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

                    4.2.     NSC hereby represents and warrants that:

                                (a)     The execution, delivery and performance by it of the Contribution Letter (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by, or in respect of, or filing with, any Official Body or official thereof and (iv) do not contravene or constitute a default under (A) its articles of incorporation or by-laws, (B) any Law applicable to it, (C) any contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction, decree or other instrument binding on or affecting it or its property.

                                (b)     The Contribution Letter has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

        Section 5.     Reference to and Effect on the Transfer and Administration Agreement.

                    5.1.     Upon the effectiveness of this Amendment hereof, on and after the date hereof, each reference in the Transfer and Administration Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.

                    5.2.     The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                    5.3.     Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

        Section 6.     Governing Law.  THIS AMENDMENT AND THE OBLIGATIONS HEREUNDER, SHALL IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        Section 7.     Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        Section 8.     Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.  Delivery by facsimile of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,

as SPV

By: /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:  Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,

as Originator and as Servicer

By: /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:  Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By:  /s/ Marta R. Stewart

Name:  Marta R. Stewart

Title:  Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, a Managing Agent, a Committed Investor and as Committed Assignor

By: /s/ John M. Kuhns

Name:  John M. Kuhns

Title:  Executive Director

CHARIOT FUNDING LLC,

as a Conduit Investor and as Conduit Assignor

By:       JPMorgan Chase Bank, N.A.,

           its Attorney-in-Fact

By: /s/ John M. Kuhns

Name:  John M. Kuhns

Title:  Executive Director

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Managing Agent, a Committed Investor and as Committed Assignor

By:  /s/ Matt Zimmerman

Name:  Matt Zimmerman

Title:  Vice President

YC SUSI TRUST,

as a Conduit Investor and as Conduit Assignor

By:       Bank of America, National Association,

            as Administrative Trustee

By:  /s/ Matt Zimmerman

Name:  Matt Zimmerman

Title:  Vice President

VICTORY FUNDING CORPORATION,

as a Conduit Assignee

By:  /s/ Frank B. Bilotta

Name:  Frank B. Bilotta

Title:  President

Address:

c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

New York Branch

1251 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

Fax: (212) 782-6448

Tel: (212) 782-4911

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as a Managing Agent

By:  /s/ Ichinari Matsui

Name:  Ichinari Matsui

Title:  SVP and Group Head

Address:

1251 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

Fax: (212) 782-6448

Tel: (212) 782-4911

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

NEW YORK BRANCH,

as Committed Assignee

By:  /s/ L. Bressler

Name:  L. Bressler

Title:  SVP and Manager

Address:

1251 Avenue of the Americas

New York, New York 10020

Attention: Securitization Group

Fax: (212) 782-6448

Tel: (212) 782-4908

SCHEDULE II
Investor Groups

JPMorgan Chase Investor Group

Conduit Investor:  Chariot Funding LLC

Committed Investor:  JPMorgan Chase Bank, N.A.

Commitment of JPMorgan Chase Bank, N.A.:  $125,000,000

Managing Agent:  JPMorgan Chase Bank, N.A.

Bank of America Investor Group

Conduit Investor:  YC SUSI Trust

Committed Investor:  Bank of America, N.A.

Commitment of Bank of America, N.A.:  $125,000,000

Managing Agent:  Bank of America, N.A.

BTMU Investor Group

Conduit Investor:  Victory Funding Corporation

Committed Investor:  The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

Commitment of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch:  $100,000,000

Managing Agent:  The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

SCHEDULE IV

Special Concentration Limits

Obligor Name	Concentration Limit
J.B. Hunt Transport Service, Inc.	6.00%
Duke Energy Corporation	5.00%
Archer Daniels Midland Company	5.00%
Progress Energy Inc.	5.00%